Exhibit 99

                                  PRESS RELEASE

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For further information contact:    William K. Beauchesne
                                    Executive Vice President and Chief Financial Officer
                                    (703) 633-6120
                                    wbeauchesne@vcbonline.com

For immediate release:              VIRGINIA COMMERCE BANCORP, INC. REPORTS RECORD FOURTH
                                    QUARTER AND YEAR 2001 EARNINGS AND CONTINUED STRONG
                                    GROWTH

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         ARLINGTON, VA. JANUARY 17, 2002. Virginia Commerce Bancorp, Inc.
(NASDAQ-VCBI) today reported record fourth quarter earnings of $1,129,165, an increase of 37.9% over 2000 fourth quarter earnings of $818,949. For the year ended December 31, 2001, the Company achieved earnings of $4,665,438, also a record and an increase of 43.6% compared to earnings of $3,249,834 for the prior fiscal year. Diluted earnings per share of $0.37 and $1.57 for the fourth quarter and year-to-date 2001 respectively, rose 32.1% and 38.9% from the comparable periods in 2000.

         Net interest income for the fourth quarter of $4,956,401 was up 25.9% compared with $3,936,022 for the same quarter in 2000, as significant loan volume offset the effect of lower interest rates. Fourth quarter non-interest income of $1,452,217 represented a 94.6% increase over the 2000 fourth quarter level of $741,754, benefiting from a 125.7% increase in fees and net gains on mortgage loans sold as lower interest rates drove volume to record levels. Provisions for loan losses were increased from $326,500 in the fourth quarter of 2000 to $896,819 in the current period. Non-interest expense for the quarter totaled $3,809,272, a 22.5% increase over the same quarter last year primarily reflecting overhead associated with the Company's eleventh (Chantilly 11/00) and twelfth (Lake Ridge 4/01) branches and higher levels of commissions paid due to loan volume.

         For the year ended December 31, 2001, net interest income of $17,906,365 increased 28.7% over the prior year as the significant increase in loans of 34.4% for the year, more than offset a decrease in the net interest margin from 4.54% in 2000 to 4.23%. Non-interest income for 2001 of $4,704,075 rose $2,104,929, or 81.0% compared to $2,599,146 for the year ended December 31, 2000, again due mostly to increased fees and net gains on mortgage loans sold. For the year, provisions for loan losses totaled $1,571,819, an increase of $625,319 over last year's provisions of $946,500. Non-interest expense of $13,981,900 was up 31.5%. For the year the company achieved a return on average assets and return on average equity of 1.05% and 19.35%, respectively.

         Total assets as of December 31, 2001, were $489,510,523, an increase of 31.9% from a year earlier and funded primarily by a 30.9% increase in deposits to $406,921,655. Loans, net of allowance for loan losses, rose to $410,950,092, a 34.4%increase over the $305,717,469 reported for the prior year-end.

         Peter A. Converse, President and Chief Executive Officer, commented, "We're very proud of our financial performance in 2001, especially considering the challenges posed by the economy and increased competition."


                  Virginia Commerce Bancorp, Inc. is the parent company of Virginia Commerce Bank, a full-service community bank headquartered in Arlington, with twelve branches and two mortgage lending offices serving Northern Virginia.


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                    VIRGINIA COMMERCE BANCORP, INC.
                      Consolidated Balance Sheets


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                                                                         DECEMBER 31, 2001        DECEMBER 31, 2000
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ASSETS
  Cash and due from banks                                                  $  15,154,841            $  10,951,585
  Securities (fair value $53,143,123 and                                      53,013,539               45,254,227
    $  45,264,889)
  Loans, net of allowance for loan                                           410,950,092              305,717,469
    losses of $4,355,543 and $2,803,161
  Bank premises and equipment, net                                             6,238,051                5,740,854
  Accrued interest receivable                                                  2,211,069                2,042,116
  Other assets                                                                 1,942,931                1,475,299
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  Total Assets                                                             $ 489,510,523            $ 371,181,550
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LIABILITIES AND STOCKHOLDERS EQUITY
  DEPOSITS:
    Non-interest bearing demand deposits                                   $  66,448,418            $  54,899,176
    Savings and interest-bearing demand deposits                             132,810,117              103,856,952
    Time, $100,000 and over                                                   85,208,232               56,358,441
    Other time deposits                                                      122,454,888               95,819,929
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  Total Deposits                                                           $ 406,921,655            $ 310,934,498
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  Securities sold U/A repurchase and fed funds purchased                   $  42,451,757            $  29,097,011
  Other borrowed funds                                                        11,400,000                7,400,000
  Accrued interest payable                                                     1,300,941                1,309,015
  Other liabilities                                                            1,215,828                1,275,312
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  Total Liabilities                                                        $ 463,290,181            $ 350,015,836
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STOCKHOLDERS EQUITY:
  Preferred stock, $5 par,
    1,000,000 authorized of which
    none have been issued                                                  $           0            $           0
  Common stock, $1.00  par,
    5,000,000 shares authorized,
       2,720,816 and 2,165,687 issued and outstanding                          2,720,816                2,165,687
  Surplus                                                                     13,190,695               13,648,064
  Retained earnings                                                           10,137,617                5,475,820
  Accumulated other comprehensive income (loss)*                                 171,214                 (123,857)
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  Total Stockholders Equity                                                $  26,220,342            $  21,165,714
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TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                                  $ 489,510,523            $ 371,181,550
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* Representing unrealized gains (losses) on securities available-for-sale.



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                    VIRGINIA COMMERCE BANCORP, INC.
                   Consolidated Statements of Income


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                                                                 QUARTER ENDED                    YEAR-TO-DATE
                                                                 -------------                    ------------
                                                         DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                             2001             2000           2001               2000
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INTEREST INCOME
  Interest and fees on loans                             $ 7,618,942      $ 6,936,039      $29,719,744      $23,214,864
  Interest on investment securities:
    U.S. Treasury securities and agency obligations          876,195          726,085        3,335,722        3,034,627
    Other securities                                          82,945           29,134          190,303           90,150
  Interest on federal funds sold                               8,248          136,757          649,749          399,996
  Interest on deposits with other banks                          180              471            1,095           35,931
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  Total Interest Income                                  $ 8,586,510      $ 7,828,486      $33,896,613      $26,775,568
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INTEREST EXPENSE
  Deposits                                               $ 3,365,766      $ 3,429,969      $14,492,685      $11,425,936
  Securities sold under agreement to repurchase and
   fed funds purchased                                       131,018          335,492          976,271        1,075,624
  Other borrowed funds                                       133,325          127,003          521,292          359,588
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  Total Interest Expense                                 $ 3,630,109      $ 3,892,464      $15,990,248      $12,861,148
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    Net Interest Income                                    4,956,401        3,936,022       17,906,365       13,914,420
  Provision for loan losses                                  896,819          326,500        1,571,819          946,500
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  Net Interest Income after provision for loan losses    $ 4,059,582      $ 3,609,522      $16,334,546      $12,967,920
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NON-INTEREST INCOME
  Service charges and other fees                         $   338,012      $   247,783      $ 1,270,940      $   979,720
  Fees and net gains on loans held-for-sale                1,094,158          484,858        3,378,882        1,586,569
  Gains on sale of securities                                 13,228                0           13,228                0
  Other                                                        6,819            9,113           41,025           32,857
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  Total Non-Interest Income                              $ 1,452,217      $   741,754      $ 4,704,075      $ 2,599,146
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NON-INTEREST EXPENSE
  Salaries and employee benefits                         $ 2,227,119      $ 1,684,291      $ 8,129,670      $ 5,812,498
  Occupancy expense                                          637,936          513,416        2,337,454        1,946,460
  Data Processing                                            230,804          205,072          902,037          749,792
  Other operating expense                                    713,413          705,835        2,612,739        2,127,265
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  Total Non-Interest Expense                             $ 3,809,272      $ 3,108,614      $13,981,900      $10,636,015
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  Income Before Taxes on Income                          $ 1,702,527      $ 1,242,662      $ 7,056,721      $ 4,931,050
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  Provision for income taxes                                 573,362          423,713        2,391,283        1,681,217
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  NET INCOME                                             $ 1,129,165      $   818,949      $ 4,665,438      $ 3,249,834
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  Earnings per common share, basic                       $      0.42      $      0.30      $      1.72      $      1.20
  Earnings per common share, diluted                     $      0.37      $      0.28      $      1.57      $      1.13

  Average common shares outstanding:
    Basic                                                  2,720,816        2,706,917        2,711,550        2,706,917
    Diluted                                                3,012,347        2,875,056        2,973,213        2,878,842


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